SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 1997

       First Deposit National Bank on behalf of the Providian Master Trust
                    (formerly the First Deposit Master Trust)
                (Issuer in respect of the Providian Master Trust
                    Asset-Backed Certificates, Series 1997-4)
               (Exact name of registrant as specified in charter)


United States of America              333-22131               02-0118519
------------------------              -----------          -------------------
(State or other jurisdiction of       (Commission          (I.R.S. Employer
incorporation or organization)        File No.)            Identification No.)

              295 Main Street
            Tilton, New Hampshire                               03276
   ---------------------------------------                    ----------
   (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (603) 286-4348


                   Not Applicable
------------------------------------------------------------
(Former name or former address, if changed since last report)


Item 5.          Other Events.

     On October 27, 1997, the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $501,000,000 aggregate principal amount of Class A
Asset Backed Certificates, Series 1997-4 and $48,000,000 aggregate principal amount of Class B Asset Backed Certificates, Series 1997-4 of the Providian Master Trust. The series term sheet is attached hereto as Exhibit 99.1.

Item 7.          Exhibits

Exhibit 99.1 Series Term Sheet dated October 27, 1997, with respect to the proposed issuance of the Class A Asset Backed
                 Certificates, Series 1997-4 and the Class B Asset Backed Certificates, Series 1997-4 of the Providian Master Trust.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the Providian Master Trust by the undersigned hereunto duly authorized.


                                            PROVIDIAN MASTER TRUST

                                   By:      FIRST DEPOSIT NATIONAL BANK,
                                            Servicer

                                   By:      /s/ Daniel Sanford
                                            ---------------------------
                                            Daniel Sanford
                                            Vice President

Dated:    October 29, 1997




                                  EXHIBIT INDEX


Exhibit No.

99.1 Series Term Sheet dated October 27, 1997, with respect to the proposed issuance of the Class A Asset Backed Certificates, Series 1997-4 and the Class B Asset Backed Certificates, Series 1997-4 of the Providian Master Trust.